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• • • • • • • • • • • • • • (6) INVEST IN OUR FUTURE & LONG-TERM STRATEGIC CAPABILITIES (5) ACCELERATE OUR LICENSED BUSINESS (4) BUILD AND OPERATE OUR SHACKS WITH BEST-IN-CLASS RETURNS (3) DRIVE COMP SALES BY INCREASING GUEST FREQUENCY (1) BUILD A CULTURE OF LEADERS (2) OPTIMIZE RESTAURANT OPERATIONS

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Location Type Opening Date Atlanta, GA — The Battery Company-operated 6/28/2025 Reston, VA — Reston Town Center Company-operated 7/15/2025 Tel Aviv, Israel — Port Licensed 7/16/2025 New York, NY — Rockefeller Center Company-operated 7/17/2025 Bangkok, Thailand — Suvarnabhumi Airport Licensed 7/18/2025 Osaka, Japan — Rinku Premium Outlet Licensed 7/21/2025 Barnstable, MA — Hyannis Company-operated 7/29/2025 Irvine, CA — Tustin Market Place Company-operated 8/7/2025 Selangor, Malaysia — Kuala Lumpur International Airport, Terminal 2 Licensed 8/8/2025 Orlando, FL — Waterford Lakes Company-operated 8/12/2025 Bronx, NY — Broadway Plaza Riverdale Company-operated 8/14/2025 Mississauga, Canada — Square One Licensed 8/19/2025 Manila, Philippines — Green Hills Licensed 9/1/2025 Narita, Japan — Narita Airport T1 Licensed 9/11/2025 Fairfax, VA — Kamp Washington Company-operated 9/16/2025 Short Pump, VA — Short Pump Company-operated 9/16/2025 Rochester, NY — Greece Company-operated 9/17/2025 Jacksonville Beach, FL — South Beach Regional Company-operated 9/23/2025 Merriam, KS — Merriam Grand Station Company-operated 9/23/2025 Sunnyside, NY — Sunnyside Company-operated 9/24/2025 September 24, 2025 September 25, 2024 Shacks in the comparable base 268 227 Shack counts (at the end of the period) System-wide total 630 552 Company-operated 359 310 Licensed total 271 242 Domestic Licensed 46 42 International Licensed 225 200 Thirteen Weeks Ended

September 24, December 25, 2025 2024 ASSETS Current assets: Cash and cash equivalents 357,757$ 320,714$ Accounts receivable, net 20,612 19,687 Inventories 6,311 6,014 Prepaid expenses and other current assets 30,097 21,801 Total current assets 414,777 368,216 Property and equipment, net of accumulated depreciation of $529,577 and $457,186 respectively. 598,092 551,600 Operating lease assets 468,087 424,611 Deferred income taxes, net 334,978 341,586 Other assets 11,251 10,958 TOTAL ASSETS 1,827,185$ 1,696,971$ LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities: Accounts payable 23,562$ 23,609$ Accrued expenses 93,945 63,005 Accrued wages and related liabilities 25,946 25,422 Operating lease liabilities, current 60,671 55,739 Other current liabilities 21,226 19,538 Total current liabilities 225,350 187,313 Long-term debt 247,469 246,683 Long-term operating lease liabilities 540,248 494,499 Liabilities under tax receivable agreement, net of current portion 247,825 247,017 Other long-term liabilities 31,056 27,833 Total liabilities 1,291,948 1,203,345 Commitments and contingencies Stockholders' equity: Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of September 24, 2025 and December 25, 2024. - - Class A common stock, $0.001 par value—200,000,000 shares authorized; 40,253,444 and 40,068,068 shares issued and outstanding as of September 24, 2025 and December 25, 2024, respectively. 40 40 Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,434,789 and 2,455,713 shares issued and outstanding as of September 24, 2025 and December 25, 2024, respectively. 2 2 Additional paid-in capital 448,096 442,993 Retained earnings 60,878 26,984 Accumulated other comprehensive loss (1) (1) Total stockholders' equity attributable to Shake Shack, Inc. 509,015 470,018 Non-controlling interests 26,222 23,608 Total equity 535,237 493,626 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY 1,827,185$ 1,696,971$ (in thousands, except share and per share amounts)

Shack sales 352,846$ 96.0% 304,897$ 96.2% 1,005,908$ 96.3% 890,929$ 96.4% Licensing revenue 14,565 4.0% 12,027 3.8% 38,867 3.7% 32,995 3.6% TOTAL REVENUE 367,411 100.0% 316,924 100.0% 1,044,775 100.0% 923,924 100.0% Shack-level operating expenses(1): Food and paper costs 103,461 29.3% 86,056 28.2% 286,119 28.4% 251,362 28.2% Labor and related expenses 88,033 24.9% 85,523 28.0% 262,759 26.1% 253,646 28.5% Other operating expenses 53,779 15.2% 45,564 14.9% 152,809 15.2% 131,373 14.7% Occupancy and related expenses 26,995 7.7% 23,608 7.7% 77,219 7.7% 69,022 7.7% General and administrative expenses 44,381 12.1% 35,691 11.3% 125,692 12.0% 107,948 11.7% Depreciation and amortization expense 27,079 7.4% 25,722 8.1% 80,167 7.7% 76,659 8.3% Pre-opening costs 4,625 1.3% 3,662 1.2% 12,798 1.2% 10,429 1.1% Impairments, loss on disposal of assets, and Shack closures 510 0.1% 29,086 9.2% 3,448 0.3% 30,657 3.3% TOTAL EXPENSES 348,863 95.0% 334,912 105.7% 1,001,011 95.8% 931,096 100.8% INCOME (LOSS) FROM OPERATIONS 18,548 5.0% (17,988) (5.7)% 43,764 4.2% (7,172) (0.8)% Other income, net 3,103 0.8% 3,504 1.1% 8,924 0.9% 10,010 1.1% Interest expense (504) (0.1)% (498) (0.2)% (1,615) (0.2)% (1,533) (0.2)% INCOME (LOSS) BEFORE INCOME TAXES 21,147 5.8% (14,982) (4.7)% 51,073 4.9% 1,305 0.1% Income tax expense (benefit) 7,436 2.0% (3,873) (1.2)% 14,366 1.4% (182) 0.0% NET INCOME (LOSS) 13,711 3.7% (11,109) (3.5)% 36,707 3.5% 1,487 0.2% Less: Net income (loss) attributable to non-controlling interests 1,210 0.3% (898) (0.3)% 2,813 0.3% (10) 0.0% NET INCOME (LOSS) ATTRIBUTABLE TO SHAKE SHACK INC. 12,501$ 3.4% (10,211)$ (3.2)% 33,894$ 3.2% 1,497$ 0.2% Earnings (Loss) per share of Class A common stock: Basic $ 0.31 $ (0.26) $ 0.84 $ 0.04 Diluted $ 0.30 $ (0.26) $ 0.81 $ 0.03 Weighted-average shares of Class A common stock outstanding: Basic 40,250 40,010 40,199 39,758 Diluted 41,874 40,010 41,852 44,163 _______________ September 25, September 25, Thirteen Weeks Ended Thirty-Nine Weeks Ended (in thousands, except per share amounts) 2025 2024 2025 2024 (1) As a percentage of Shack sales. September 24, September 24,

September 24, September 25, 2025 2024 OPERATING ACTIVITIES Net income (including amounts attributable to non-controlling interests) 36,707$ 1,487$ Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization expense 80,167 76,659 Amortization of debt issuance costs 786 786 Amortization of cloud computing assets 1,676 1,577 Non-cash operating lease cost 64,489 57,484 Equity-based compensation 14,173 11,539 Deferred income taxes 9,238 (4,122) Non-cash interest 31 (123) Net amortization of discount on held-to-maturity securities - (440) Impairment, loss on disposal of assets, and Shack closures 3,448 28,703 Changes in operating assets and liabilities: Accounts receivable (925) 104 Inventories (297) 258 Prepaid expenses and other current assets (4,134) (3,781) Other assets (4,634) (2,489) Accounts payable (610) (3,907) Accrued expenses 22,078 10,123 Accrued wages and related liabilities 524 1,016 Other current liabilities (1,377) (1,385) Operating lease liabilities (65,713) (49,159) Other long-term liabilities 3,592 1,742 NET CASH PROVIDED BY OPERATING ACTIVITIES 159,219 126,072 INVESTING ACTIVITIES Purchases of property and equipment (106,697) (100,801) Maturities of held-to-maturity marketable securities - 69,420 NET CASH USED IN INVESTING ACTIVITIES (106,697) (31,381) FINANCING ACTIVITIES Payments on principal of financing leases (4,013) (2,921) Deferred financing costs (10) - Distributions paid to non-controlling interest holders (1,758) (208) Payments under Tax Receivable Agreement (37) - Net proceeds from stock option exercises 123 795 Employee withholding taxes related to net settled equity awards (9,784) (6,146) NET CASH USED IN FINANCING ACTIVITIES (15,479) (8,480) Effect of exchange rate changes on cash and cash equivalents - 1 INCREASE IN CASH AND CASH EQUIVALENTS 37,043 86,212 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 320,714 224,653 CASH AND CASH EQUIVALENTS AT END OF PERIOD 357,757$ 310,865$ Thirty-Nine Weeks Ended

(dollar amounts in thousands) September 24, 2025 September 25, 2024 September 24, 2025 September 25, 2024 Income (loss) from operations 18,548$ (17,988)$ 43,764$ (7,172)$ Less: Licensing revenue 14,565 12,027 38,867 32,995 Add: General and administrative expenses 44,381 35,691 125,692 107,948 Depreciation and amortization expense 27,079 25,722 80,167 76,659 Pre-opening costs 4,625 3,662 12,798 10,429 Impairments, loss on disposal of assets, and Shack closures 510 29,086 3,448 30,657 Adjustment: Employee benefit charges(1) - 8 - 453 Restaurant-level profit 80,578$ 64,154$ 227,002$ 185,979$ Total revenue 367,411$ 316,924$ 1,044,775$ 923,924$ Less: Licensing revenue 14,565 12,027 38,867 32,995 Shack sales 352,846$ 304,897$ 1,005,908$ 890,929$ Restaurant-level profit margin(2) 22.8% 21.0% 22.6% 20.9% (1) (2) As a percentage of Shack sales. Thirteen Weeks Ended Thirty-Nine Weeks Ended Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.

(dollar amounts in thousands) September 24, 2025 September 25, 2024 September 24, 2025 September 25, 2024 Net income (loss) 13,711$ (11,109)$ 36,707$ 1,487$ Depreciation and amortization expense 27,079 25,722 80,167 76,659 Interest expense, net 472 442 1,495 810 Income tax expense (benefit) 7,436 (3,873) 14,366 (182) EBITDA 48,698$ 11,182$ 132,735$ 78,774$ Equity-based compensation 4,423 4,158 14,173 11,539 Amortization of cloud-based software implementation costs 510 529 1,676 1,577 Impairments, loss on disposal of assets, and Shack closures 510 29,086 3,448 30,657 Legal settlements(1) - - 983 - Severance - - 379 - Restatement costs(2) - 1 354 1,600 CEO transition costs - 53 35 641 Employee benefit charges(3) - 8 - 453 Other(4) - 774 3 3,644 Adjusted EBITDA 54,141$ 45,791$ 153,786$ 128,885$ Adjusted EBITDA margin (5) 14.7% 14.4% 14.7% 13.9% (1) (2) (3) (4) (5) Calculated as a percentage of Total revenue, which was $367.4 million and $1,044.8 million for the thirteen and thirty-nine weeks ended September 24, 2025, respectively, and $316.9 million and $923.9 million for the thirteen and thirty-nine weeks ended September 25, 2024, respectively. Expenses incurred for professional fees related to non-recurring matters. Thirteen Weeks Ended Thirty-Nine Weeks Ended Expenses incurred to establish accruals related to the settlements of legal matters. Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K. Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.

(in thousands, except per share amounts) September 24, 2025 September 25, 2024 September 24, 2025 September 25, 2024 Numerator: Net income (loss) attributable to Shake Shack Inc. 12,501$ (10,211)$ 33,894$ 1,497$ Adjustments: Reallocation of Net income attributable to non-controlling interests from the assumed exchange of LLC Interests(1) 1,210 (898) 2,813 (10) Impairment charge and Shack closures(2) (44) 28,157 1,904 28,157 Legal settlements(3) - - 983 - Severance - - 379 - Restatement costs(4) - 1 354 1,600 CEO transition costs - 53 35 641 Employee benefit charges(5) - 8 - 453 Other(6) - 774 3 3,644 Tax impact of above adjustments(7) 2,187 (6,725) 1,363 (7,054) Adjusted pro forma net income 15,854$ 11,159$ 41,728$ 28,928$ Denominator: Weighted-average shares of Class A common stock outstanding—diluted 41,874 40,010 41,852 44,163 Adjustments: Assumed exchange of LLC Interests for shares of Class A common stock(1) 2,437 2,466 2,443 - Dilutive effect of equity awards - 278 - - Dilutive effect of convertible notes - 1,467 - - 44,311 44,221 44,295 44,163 Adjusted pro forma earnings per fully exchanged share—diluted 0.36$ 0.25$ 0.94$ 0.66$ September 24, 2025 September 25, 2024 September 24, 2025 September 25, 2024 Earnings (loss) per share of Class A common stock—diluted 0.30$ (0.26)$ 0.81$ 0.03$ Assumed exchange of LLC Interests for shares of Class A common stock(1) 0.01 - 0.02 - Non-GAAP adjustments(8) 0.05 0.52 0.11 0.63 Dilutive effect of convertible notes - (0.01) - - Adjusted pro forma earnings per fully exchanged share—diluted 0.36$ 0.25$ 0.94$ 0.66$ (1) (2) (3) (4) (5) (6) (7) (8) Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 24.9% and 23.8% for the thirteen and thirty-nine weeks ended September 24, 2025, respectively, and 20.4% and 19.2% for the thirteen and thirty-nine weeks ended September 25, 2024, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction. Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K. Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted pro forma net income above, for additional information. Thirteen Weeks Ended Thirty-Nine Weeks Ended Expenses incurred for professional fees related to non-recurring matters. Adjusted pro forma fully exchanged weighted-average shares of Class A common stock outstanding—diluted Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income (loss) attributable to non-controlling interests. Thirteen Weeks Ended Thirty-Nine Weeks Ended Expenses incurred related to Shack closures during fiscal 2024 and fiscal 2025 and impairment expenses incurred during fiscal 2025. Expenses incurred to establish accruals related to the settlements of legal matters. Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.

(dollar amounts in thousands) Income Tax Expense (Benefit) Income (Loss) Before Income Taxes Effective Tax Rate Income Tax Expense (Benefit) Income Before Income Taxes Effective Tax Rate As reported 7,436$ 21,147$ 35.2% 14,366$ 51,073$ 28.1% Non-GAAP adjustments (before tax): Legal settlements - - - - 983 - Severance - - - - 379 - Impairment charge and Shack closures - (44) - - 1,904 - CEO transition costs - - - - 35 - Restatement costs - - - - 354 - Other Adjustments - - - - 3 - Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests (2,187) - - (1,363) - - Adjusted pro forma 5,249$ 21,103$ 24.9% 13,003$ 54,731$ 23.8% Less: Net tax impact from stock-based compensation 42 - - 566 - - Adjusted pro forma (excluding windfall tax benefits) 5,291$ 21,103$ 25.1% 13,569$ 54,731$ 24.8% Thirteen Weeks Ended Thirty-Nine Weeks Ended September 24, 2025 September 24, 2025 (dollar amounts in thousands) Income Tax Expense (Benefit) Income (Loss) Before Income Taxes Effective Tax Rate Income Tax Expense (Benefit) Income (Loss) Before Income Taxes Effective Tax Rate As reported (3,873)$ (14,982)$ 25.9% (182)$ 1,305$ (13.9)% Non-GAAP adjustments (before tax): Impairment charge and Shack closures - 28,157 - - 28,157 - CEO transition costs - 53 - - 641 - Professional Fees for a non-recurring matter - 774 - - 3,644 - Restatement costs - 1 - - 1,600 - Employee benefit charges - 8 - - 453 - Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests 6,725 - - 7,054 - - Adjusted pro forma 2,852$ 14,011$ 20.4% 6,872$ 35,800$ 19.2% Less: Net tax impact from stock-based compensation 213 - - 1,160 - - Adjusted pro forma (excluding windfall tax benefits) 3,065$ 14,011$ 21.9% 8,032$ 35,800$ 22.4% September 25, 2024 September 25, 2024 Thirteen Weeks Ended Thirty-Nine Weeks Ended